Events after the reporting period	12 Months Ended
Dec. 31, 2024
Disclosure [Abstract]
Events after the reporting period
32. Events after the reporting period
On 17 February 2025, the Group completed the acquisition of the Ruby brand and related intellectual property (“Ruby brand”) from the Ruby Group for initial purchase consideration of €110.5m ($116m). Future payments to incentivise growth may be payable in 2030 and/or 2035 totalling up to €181m ($190m), contingent on the number of Ruby branded rooms operated by the seller at the end of the preceding year.
The Group expects to account for the transaction as an asset purchase and to recognise an intangible asset for the Ruby brand at cost, comprising the initial payment and the present value of expected future payments. Due to the proximity of the transaction to the date of these financial statements, the estimate has not been finalised. Further details will be provided in the interim results for 2025.